UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2023

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Address, including zip code, and telephone number, including area code, of principal executive office)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 14, 2023 Ocugen, Inc. (the “Company”) issued a press release announcing positive preliminary data among retinitis pigmentosa (RP) participants treated in the first two cohorts of the Phase 1/2 trial to assess the safety and efficacy of OCU400 for RP associated with NR2E3 and Rhodopsin (RHO) mutations and Leber Congenital Amaurosis (LCA) with mutation(s) in the CEP290 gene. These preliminary results provide support that OCU400, Ocugen’s first-in-class therapeutic approach utilizing a proprietary modifier gene therapy platform, has the potential to be a gene-agnostic therapeutic for RP and LCA patients with inherited retinal degeneration. A copy of the press release, and a presentation used by the Company with respect to the data, are filed as Exhibit 99.1 and Exhibit 99.2, respectively, herewith and incorporated herein by reference.

On April 13, 2023, the Company was notified by the United States Food and Drug Administration (the “FDA”) that the Investigational New Drug application (“IND”) submitted by the Company for the initiation of a Phase 1 clinical trial of OCU200, a fusion protein with a distinct mechanism of action (“MOA”), for the treatment of diabetic macular edema (“DME”) was placed on clinical hold as part of its request for additional information related to chemistry and manufacturing controls (“CMC”) prior to initiating the Phase 1 clinical trial. This program is part of the Company’s biologics platform and unrelated to the Company’s modifier gene therapy platform, including OCU400. Ocugen plans to work with the FDA and provide requested information as promptly as possible and does not currently expect the clinical hold to impact the anticipated overall timing of the OCU200 clinical development program.

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties, including, but not limited to, statements regarding the development of the Company’s product candidates and associated timing, the interpretation of preliminary clinical trial results and the results of the Company’s interactions with the FDA. The Company may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations, including, but not limited to, the risk that preliminary clinical data may not be indicative of final clinical data or data in later stage clinical trials and the risk that the FDA may not lift the clinical hold on OCU200 on the anticipated timeline or at all. These and other risks and uncertainties are more fully described in the Company’s periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that the Company files with the SEC. Any forward-looking statements that we make in this Current Report on Form 8-K speak only as of the date hereof. Except as required by law, the Company assumes no obligation to update forward-looking statements contained in this Current Report on Form 8-K whether as a result of new information, future events, or otherwise, after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document

99.1	Press Release of Ocugen, Inc. dated April 14, 2023
99.2	Presentation of Ocugen, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2023

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name:	Shankar Musunuri
Title:	Chief Executive Officer and Chairman